Hawaiian Electric Exhibit 10

[Hawaii Independent Energy letterhead]
Hawaii Independent Energy, LLC
91-325 Komohana Street
Kapolei, Hawaii 96707-1713

February 11, 2015

Hawaiian Electric Company, Inc.
P.O. Box 2750
Honolulu Hawaii 96840

Attention:     Mr. Jeffrey C. Aicken
Director Fuel Resources

Re: Third Amendment to the Inter-Island Industrial Fuel Oil and Diesel Fuel Supply Contract, dated November 14, 1997, As Amended

Dear Mr. Aicken:

This letter (“Third Amendment”) confirms the agreement between Hawaiian Electric Company, Inc. (“Hawaiian Electric”), and its wholly-owned subsidiaries Maui Electric Company, Limited (“Maui Electric”) and Hawaii Electric Light Company, Inc. (“Hawaii Electric Light”), each a Hawaii corporation (Hawaiian Electric, Maui Electric and Hawaii Electric Light shall be referred to collectively hereinafter as “BUYER”) and Hawaii Independent Energy, LLC f/k/a Tesoro Hawaii LLC (hereinafter referred to as “HIE” or “SELLER”) regarding the amendment of that certain Inter-Island Industrial Fuel Oil and Diesel Fuel Supply Contract dated November 14, 1997, as amended by that certain First Amendment dated March 29, 2004, that certain Second Amendment dated January 31, 2012, that certain letter agreement dated as of October 4, 2012 but executed on or about November 18, 2013, and that certain letter agreement dated December 11, 2013 (collectively “Contract”).

Jeffrey C. Aicken
Hawaiian Electric Company, Inc.
February 11, 2015

On or about September 25, 2013, Hawaii Pacific Energy, LLC purchased the membership interests of Tesoro Hawaii, LLC, and thereafter changed the name of Tesoro Hawaii, LLC to Hawaii Independent Energy, LLC.
SELLER and BUYER shall be collectively referred to as the “Parties” and each individually as a “Party”.
Capitalized terms used, but not otherwise defined herein, shall have the meanings given to them in the Contract (as hereinafter defined).
The Contract provides for the sale by SELLER and purchase by BUYER of Industrial Fuel Oil No. 6 (“Fuel Oil”), Diesel Fuel Oil No. 2 (“Diesel No. 2”) and Ultra Low Sulfur Diesel (“ULSD”), subject to certain maximum quantities, which maximum quantities of ULSD the Parties desire to modify subject to the further terms of this Third Amendment.
The Parties desire to continue the Contract for a second Additional Term and mutually agree to waive their respective rights to serve notice of termination pursuant to Article II thereof before the end of the first Additional Term of the Contract (i.e., December 31, 2015), and by doing so, agree to continue the Contract for a second Additional Term through and including December 31, 2016, under the existing terms and conditions of the Contract, subject to the amendments provided for herein.
The Parties agree to amend the Contract as follows:
1.Section 3.1 (“Minimum and Maximum Annual Quantities”) is hereby amended as follows:

Jeffrey C. Aicken
Hawaiian Electric Company, Inc.
February 11, 2015

a.
    By replacing Section IV, which sets forth the minimum and maximum quantities of ULSD and Diesel No. 2 with the following, to increase the maximum quantities of ULSD and continue the same minimum and maximum quantities of Diesel No. 2:

IV. DIESEL NO. 2 & ULSD
Additional Term

	ULSD	DIESEL NO. 2

[. . .

]

b.	By deleting the second paragraph and replacing it in its entirety with the following:
Upon prior written notice to SELLER, Hawaiian Electric, Hawaii Electric Light and Maui Electric may modify their individual minimum and maximum annual physical quantities of Fuel Oil, Diesel No. 2, and ULSD provided that the total minimum annual physical quantities of Fuel Oil, Diesel No.2, and ULSD which shall be sold and Delivered by SELLER and purchased and received by BUYER collectively, shall fall within the combined limits for each respective product specified in this Section 3.1. Until and through June 30, 2015, the weekly allowed volume of ULSD to be Delivered by SELLER

Jeffrey C. Aicken
Hawaiian Electric Company, Inc.
February 11, 2015

at SELLER’s Nominated Terminals at Kahului, Maui, Honolulu, Oahu, and Hilo, Hawaii into BUYER’S Nominated Truck(s) shall be up to the average weekly volume of [ . . . ] of the individual annual maximum per BUYER, unless otherwise mutually agreed by BUYER and SELLER. Commencing July 1, 2015, the weekly allowed volume of ULSD to be Delivered by SELLER at SELLER’s Nominated Terminals at Kahului, Maui, Honolulu, Oahu, and Hilo, Hawaii into BUYER’S Nominated Truck(s) shall be up to [ . . . ] of the average weekly volume per individual annual maximum per BUYER, unless otherwise mutually agreed by BUYER and SELLER. The per shipment minimum volume of ULSD to be Delivered by SELLER from SELLER’s Refinery tank(s) to BUYER’s Nominated Barge is [ . . . ] and is required to be Delivered together with Diesel No. 2, unless otherwise mutually agreed by BUYER and SELLER.

2.Section 7.1. (“Delivery, Title and Risk of Loss”), the first paragraph, (“Deliveries to BUYER’s Nominated Barge”), is hereby amended by deleting and replacing it in its entirety with the following:
SELLER agrees to Deliver and BUYER agrees to receive Fuel Oil, Diesel No. 2, and ULSD into BUYER’s Nominated Barge pursuant to Section 7.4 at either: (i) SELLER’s Loading Pier, (ii) a Third-Party Pier, or (iii) SELLER’s SPM. Title, custody and risk of loss of Fuel Oil, Diesel No. 2 and ULSD so Delivered shall pass from SELLER to

Jeffrey C. Aicken
Hawaiian Electric Company, Inc.
February 11, 2015

BUYER at the flange of the receiving hoses of BUYER’s Nominated Barge at SELLER’s Loading Pier or Third-Party Pier, or the receiving flange of BUYER’s Nominated Barge for loadings at SELLER’s SPM. Diesel No. 2 shall be dyed by SELLER in accordance with State and Federal requirements for tax-exempt, off-road diesel fuel. ULSD shall be dyed by SELLER, when required, in accordance with State and Federal requirements for tax-exempt, off-road diesel fuel.

3.Addendum No. 2, Sellers’ Facilities on Maui and Hawaii, Section 19, Notices, is hereby amended by deleting and replacing it in its entirety with the following:

MAUI:    Hawaii Independent Energy, LLC
Terminal Supervisor
140-A Hobron Avenue
Kahului, Hawaii 96732
Telephone: (808) 871-0817
Facsimile: (808) 871-0728

Maui Electric Company, Ltd.
P.O. Box 398
Kahului, Hawaii 96732
Attention: Derek Onaga/Production Department
Telephone: (808) 422-4914
Facsimile: (808) 422-4975

HAWAII:    Hawaii Independent Energy, LLC
Terminal Supervisor
607 Kalanianaole Avenue
Hilo, Hawaii 96720
Telephone: (808) 961 - 3177
Facsimile: (808) 969 - 1085

Hawaii Electric Light Co., Inc.
Production Department

Jeffrey C. Aicken
Hawaiian Electric Company, Inc.
February 11, 2015

P.O. Box 1027
Hilo, Hawaii 96720
Telephone: (808) 969-0423
Facsimile: (808) 969-0425

OAHU:    Hawaii Independent Energy, LLC
Supervisor Pipeline and Terminal Operations
2 Sand Island Access Road
Honolulu, Hawaii 96819
Telephone: (808) 547-3842
Facsimile: (866) 947-3995

Hawaiian Electric Company, Inc.
Director, Fuels Operations
P.O. Box 2750
Honolulu, Hawaii 96840-0001
Telephone: (808) 543-4883
Facsimile: (808) 203-1796

This Third Amendment may be executed and signatures transmitted electronically via the Internet or facsimile, in which case, but not as a condition to the validity of the Third Amendment, each Party shall subsequently send the other Party by mail the original executed copy.
On and after the effectiveness of this Third Amendment, each reference in the Contract to “this Contract”, “hereunder”, “hereof” or words of like import referring to the Contract, shall mean and be a reference to the Contract, as amended by this Third Amendment.
This Third Amendment may be executed in counterparts, each of which shall be deemed an original, and all of which shall together constitute one and the same instrument binding all Parties notwithstanding that all of the Parties are not signatories to the same counterparts. For all

Jeffrey C. Aicken
Hawaiian Electric Company, Inc.
February 11, 2015

purposes, duplicate unexecuted and unacknowledged pages of the counterparts may be discarded and the remaining pages assembled as one document.
Except as expressly amended in this Third Amendment, the provisions of the Contract shall remain in full force and effect exactly as written.
If this Third Amendment accurately reflects BUYER’s understanding, please so signify by having duly authorized representatives sign and date in the spaces provided below. We will execute two original documents, a copy of which will be emailed to you, and send the two originals to you at the Hawaiian Electric Company address provided above. One of the fully executed original letters should be returned to HIE.

[Signature pages follow.]

Jeffrey C. Aicken
Hawaiian Electric Company, Inc.
February 11, 2015

IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment to Inter-Island Industrial Fuel Oil and Diesel Fuel Supply Contract as of the day and year first written above.

Sincerely,

HAWAII INDEPENDENT ENERGY, LLC
/s/ Jeff M. Shaffer ____________________________________ By Jeff M. Shaffer Its Vice President

AGREED AND CONFIRMED ON BEHALF OF HAWAIIAN ELECTRIC COMPANY, INC.
/s/ Tayne S. Y. Sekimura ____________________________________ By Tayne S. Y. Sekimura Its Sr. Vice President & Chief Financial Officer Date: 2-23-15

/s/ Ronald Cox ____________________________________ By Ronald Cox Its Vice President, Power Supply Date: February 23, 2015

AGREED AND CONFIRMED ON BEHALF OF MAUI ELECTRIC COMPANY, LIMITED
/s/ Tayne S. Y. Sekimura ____________________________________ By Tayne S. Y. Sekimura Its Financial Vice President Date: 2-23-15

/s/ Lyle J. Matsunaga ____________________________________ By Lyle J. Matsunaga Its Assistant Treasurer Date: 2-23-15

AGREED AND CONFIRMED ON BEHALF OF HAWAII ELECTRIC LIGHT COMPANY, INC.
/s/ Tayne S. Y. Sekimura ____________________________________ By Tayne S. Y. Sekimura Its Financial Vice President Date: 2-23-15

/s/ Jay Ignacio ____________________________________ By Jay Ignacio Its President Date: 2-23-15